                            EURAMAX INTERNATIONAL PLC

Exhibit 10.28

AMENDMENT AND WAIVER, dated as of April 6, 1999 (this "Amendment"), among Euramax International plc, a company organized under the laws of England and Wales ("Euramax"), the other Loan Parties referred to below, each of the Lenders, the Swing Loan Lender and the Issuer referred to below and Paribas (formerly, Banque Paribas), as agent (in such capacity, the "Agent") for said Lenders, the Swing Loan Lender and the Issuer, to (a) the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein), among Euramax, the other Loan Parties party thereto, the financial institutions party thereto, as lenders (the "Lenders"), the Swing Loan Lender and the Issuer referred to therein and the Agent, and (b) the other Loan Documents referred to below. W I T N E S S E T H :

WHEREAS, (a) Euramax owns, directly, 99,907 shares of the outstanding shares of Stock of French Holdings, all of which shares are pledged to the Agent, for the ratable benefit of the Secured Parties, pursuant to the Euramax Nantissement to secure the Guarantied Obligations of Euramax, except that only 65% of such shares of Stock of French Holdings secure the Excluded U.S. Liabilities; (b) Dutch Holdings owns, directly, 287,744 shares of the outstanding shares of Stock of French Holdings, all of which shares are pledged to the Agent, for the ratable benefit of the Secured Parties, pursuant to the Dutch Holdings Nantissement to secure the Guarantied Obligations of Dutch Holdings, which Guarantied Obligations exclude the Excluded U.S. Liabilities; and (c) members of the board of directors of French Holdings own all remaining outstanding shares of Stock of French Holdings, all of which remaining shares are Qualifying Shares;

WHEREAS, Euramax and Dutch Holdings have proposed that Euramax transfer to Dutch Holdings all shares of Stock of French Holdings owned by Euramax (the "Proposed French Holdings Share Transfer") in exchange for an equivalent value of shares of newly issued Stock of Dutch Holdings (the "Dutch Holdings Stock Issuance" and, together with the Proposed French Holdings Share Transfer, the "Proposed Share Transactions"), all of which shares of Stock of French Holdings proposed to be transferred to Dutch Holdings and all of which shares of Stock of Dutch Holdings proposed to be issued by Dutch Holdings to Euramax would be pledged to the Agent, for the ratable benefit of the Secured Parties, to secure, in the case of such shares of Stock of French Holdings, the Guarantied Obligations of Dutch Holdings and to secure, in the case of such shares of Stock of Dutch Holdings, the Guarantied Obligations of Euramax, except that no such shares of Stock of French Holdings will secure the Excluded U.S. Liabilities and only 65% of such shares of Stock of Dutch Holdings will secure the Excluded U.S. Liabilities;

WHEREAS, U.S. Operating Co. proposes acquiring all of the outstanding capital stock of Atlanta Metal Products, Inc., a Georgia corporation ("Atlanta Metal"), from all stockholders of Atlanta Metal, all of whom are individuals (the "Atlanta Metal Sellers"), for an aggregate purchase price, payable in cash, of approximately $17,000,000 (which amount includes costs and expenses associated with such acquisition), a portion of which purchase price is contemplated to be deposited into an escrow account maintained by an escrow agent and then increased or decreased by certain working capital adjustments, decreased by any offset for indemnification payable under the purchase agreements for said acquisition and paid to the Atlanta Metal Sellers upon their and U.S. Operating Co.'s agreement on said working capital adjustment (said purchase price, including the portion thereof deposited into escrow, being the

 "Atlanta Metal Purchase Price" and said acquisition for the Atlanta Metal Purchase Price being the "Atlanta Metal Acquisition");

WHEREAS, Coated Products U.K. proposes acquiring all of the outstanding capital stock of Color Clad PLC, an English company ("Color Clad"), from all of its shareholders, all of whom are individuals (the "Color Clad Sellers"), for an aggregate purchase price, payable in cash, of the pound sterling equivalent of approximately $5,000,000 (a portion of which is contemplated to be retained by Coated Products U.K. and, subject to a net working capital adjustment, paid to the Color Clad Sellers) (said purchase price, as adjusted by any increases or decreases to net working capital, being the "Color Clad Purchase Price" and said acquisition, on said terms, being the "Color Clad Acquisition");

WHEREAS, (a) U.S. Operating Co. intends to finance the Atlanta Metal Acquisition with General Purpose Revolving Credit Loans (said Loans borrowed by U.S. Operating Co. for said purpose being "Atlanta Metal Loans"), provided that certain provisions set forth in the Credit Agreement relating to the U.S. Borrowing Base that would restrict the amount of such Loans are waived as set forth in this Amendment, and (b) Coated Products U.K. intends to finance the Color Clad Acquisition from the proceeds of General Purpose Revolving Credit Loans to be borrowed by U.K. Operating Co.;

WHEREAS, Section 2.7(d)(iii) of the Credit Agreement provides for, among other things, a mandatory prepayment by the Borrowers of the Term Loans, within 100 days of the last day of Fiscal Year 1998, in an amount equal to 75% of Excess Cash Flow for Fiscal Year 1998 (the "1998 Excess Cash Payment"), and Section 2.7(c) of the Credit Agreement provides that, among other things, until the Additional Term Loans are paid in full, no partial prepayment of any other Term Loan shall be made;

WHEREAS, the Loan Parties have requested that the Lenders, the Swing Loan Lender and the Agent agree to (a) amend the Loan Documents to, among other things, (i) permit the Proposed Share Transactions, the proposed Atlanta Metal Acquisition and the proposed Color Clad Acquisition, and (ii) provide for certain provisions relating to Y2K Compliance (as hereinafter defined); (b) waive certain U.S. Borrowing Base restrictions for purposes of determining the amount of Atlanta Metal Loans available to be borrowed by U.S. Operating Co. and, for a period of six months from the date hereof, the amount of Revolving Credit Loans permitted to remain outstanding; and (c) waive the provisions of Section 2.7(d)(iii) of the Credit Agreement to the extent that said provisions require that the Borrowers make the 1998 Excess Cash Payment, provided that Dutch Company makes a prepayment of U.S. Dollar Term B Loans and Dutch Company Term Loans in the amount set forth below, to be applied as set forth below; and

WHEREAS, the Lenders, the Swing Loan Lender and the Agent are willing to agree to such amendments and waivers, subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is hereby amended as follows:

1.1 AMENDMENT TO SECTION 1.1. (a) Section 1.1 thereof is amended by adding thereto, in the appropriate alphabetical order, the following new definitions:

"`APRIL 1999 AMENDMENT' means the Amendment and Waiver, dated as of April 6, 1999, among the Loan Parties, the Lenders, the Swing Loan Lender and the Agent, to this Agreement and the Loan

Documents referred to therein.
"`ATLANTA METAL' has the meaning specified in the April 1999 Amendment." "`ATLANTA METAL ACQUISITION' has the meaning specified in the April 1999 Amendment."
"`ATLANTA METAL ACQUISITION CONDITIONS' means each of the following conditions:

(a)      Each of the statements set forth in Section 3.1(s) (other than clause
     (ii) thereof) shall be true and correct with respect to the Atlanta Metal Acquisition, with references therein (i) to the `Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans and the Atlanta Metal Loans, (ii) to the `Effective Date' to be deemed to be references to the date of consummation of the Atlanta Metal Acquisition (the `CONSUMMATION DATE' thereof), (iii) to the `Fabral Purchase Documents', the `Fabral Purchase Agreement' or to a `Related Document' to be deemed to be references to the Related Documents with respect to the Atlanta Metal Acquisition, (iv) to the `Transactions' or to the `Fabral Purchase' to be deemed to be references to the Atlanta Metal Acquisition, (v) to `Fabral Holdings' and/or `Fabral, Inc.' to be deemed to be references to Atlanta Metal, and (vi) to the aggregate purchase price of the Fabral Purchase as specified in the Fabral Purchase Agreement to be references to the Atlanta Metal Purchase Price;

(b)      The Agent shall have received (in sufficient copies for each Lender)
     (i) from Atlanta Metal (A) on the Consummation Date, a supplement to each of this Agreement and the Domestic Subsidiary Guaranty, each in form and substance satisfactory to the Agent, pursuant to which Atlanta Metal shall agree to be bound by the terms of, and for all purposes be, a Loan Party under and party to and a Guarantor under and party to this Agreement and the Domestic Subsidiary Guaranty, respectively, and shall agree to all other matters set forth therein, (B) a Domestic Security Agreement, duly executed by Atlanta Metal, together with Blocked Account Letters, duly executed by Atlanta Metal and each of its Blocked Account Banks, and other appropriate Collateral Documents (including, in the case of any Real Estate or Lease owned by Atlanta Metal, all Collateral Documents referred to in
     Section 3.1(j) of the Existing Credit Agreement, as in effect prior to giving effect to the amendment and restatement thereof pursuant to this Agreement, and with all such Real Estate and all such Leases to be deemed to be `Specified Real Estate' and `Initial Specified Leases', as such terms are defined in said Existing Credit Agreement), each in form and substance satisfactory to the Agent, granting to the Agent a first priority security interest in all assets of Atlanta Metal as security for its Guaranteed Obligations, and (C) all other documents required to be delivered pursuant to Section 3.1(j) of the Existing Credit Agreement (with references therein to "Specified Real Estate" and "Initial Specified Leases" to be deemed to be references to the Real Estate and Leases owned by Atlanta Metal); (ii) from U.S. Operating Co. on the Consummation Date, a Pledge Amendment under (and as defined in) the U.S. Operating Co. Pledge Agreement granting to the Agent a first priority security interest in the Stock of Atlanta Metal as security for the Obligations, together with the certificates representing such Stock and undated stock powers therefor; (iii) evidence that there are no prior Liens or charges on any above-referenced assets except as permitted by Section 7.1(a) and that there are no prior Liens or charges on any above-referenced Stock; (iv) executed copies of proper Financing Statements (Form UCC-1) under the Uniform Commercial Code of all jurisdictions, and evidence of completion of all recordings and other filings in all jurisdictions (including of instruments to be filed with respect to Intellectual Property Collateral), as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Collateral Documents to be executed pursuant to this subsection (b); (v) evidence of satisfactory insurance coverage as to the assets of Atlanta Metal and compliance with all provisions of the Loan Documents with respect to such insurance; (vi) satisfactory opinions of independent counsel to the Loan Parties, each dated the Consummation Date; (vii) from Atlanta Metal, the documents referred to in Sections 3.1(b) and (c) required to be delivered by a Loan Party, and from U.S. Operating Co., the documents referred to in clause (x) of Section 3.1(b) required to be delivered




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

     by a Loan Party, in each case, dated the Consummation Date and with references therein to (A) the `Fabral Purchase Document' or to the `Related Documents' to be deemed to be references to the Related Documents entered into in connection with the Atlanta Metal Acquisition, (B) the `Transactions' to be deemed to be references to the Atlanta Metal Acquisition, (C) the `Effective Date' to be deemed to be references to the Consummation Date and (D) the `Loan Documents' to be deemed to be references to the Loan Documents to be delivered, pursuant to this subsection (b), on the Consummation Date; (viii) a letter, dated the Consummation Date, from the Process Agent, in substantially the form of Exhibit O, agreeing to act as Process Agent for Atlanta Metal; and (ix) such financial and other information regarding Atlanta Metal as the Agent or any Lender shall reasonably request; and

(c) Each document relating to the Atlanta Metal Acquisition shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

         "`ATLANTA METAL PURCHASE PRICE' has the meaning specified in the April 1999 Amendment."

"`COLOR CLAD' has the meaning specified in the April 1999 Amendment."

"`COLOR CLAD ACQUISITION' has the meaning specified in the April 1999
Amendment."
"`COLOR CLAD ACQUISITION CONDITIONS' means each of the following conditions:

(a) Each of the statements set forth in Section 3.1(s) (other than clause (ii) thereof) shall be true and correct with respect to the Color Clad Acquisition, with references therein (i) to the `Existing Loans and Loans being made on the Effective Date' to be deemed to be references to all outstanding Loans and any General Purpose Revolving Credit Loans being borrowed by U.K. Operating Co., the proceeds of which are contributed to Coated Products U.K. to finance the Color Clad Acquisition, (ii) to the `Effective Date' to be deemed to be references to the date of consummation of the Color Clad Acquisition (the `CONSUMMATION DATE' thereof), (iii) to the `Fabral Purchase Documents', the `Fabral Purchase Agreement' or to a `Related Document' to be deemed to be references to the Related Documents with respect to the Color Clad Acquisition, (iv) to the `Transactions' or to the `Fabral Purchase' to be deemed to be references to the Color Clad Acquisition, (v) to `Fabral Holdings' and/or `Fabral, Inc.' to be deemed to be references to Color Clad, and (vi) to the aggregate purchase price of the Fabral Purchase as specified in the Fabral Purchase Agreement to be deemed to be references to the Color Clad Purchase Price;

(b) The Agent shall have received (in sufficient copies for each Lender), (i) a legal mortgage of shares, dated the Consummation Date and duly executed by Coated Products U.K. and the U.K. Trustee, for the ratable benefit of the Secured Parties, pursuant to which Coated Products U.K. shall pledge the Stock of Color Clad to secure the Guarantied Obligations of Coated Products U.K. (which legal mortgage of shares shall constitute a `Pledge Agreement'), together with duly executed stock transfer forms and evidence that (A) such Pledge Agreement shall have been duly prepared and organized for submission for registration on Form 395 to the Companies Register in England and Wales, which registration shall be made within 20 days after the Consummation Date, and
(B) all other action necessary or, in the opinion of the Agent, desirable to perfect and protect the Lien created by such Pledge Agreement has been taken;
(ii) such counsel opinions and certificates as the Agent or any Lender shall reasonably request; and (iii) such financial and other information regarding Color Clad as the Agent or any Lender shall reasonably request; and
(c) Each document relating to the Color Clad Acquisition shall be satisfactory in form and substance to the Agent and the Majority Lenders in their sole judgment exercised reasonably."

"`COLOR CLAD PURCHASE PRICE' has the meaning specified in the April 1999 Amendment."

"`DUTCH HOLDINGS STOCK ISSUANCE' means, in exchange for the 99,907 shares of Stock of French Holdings to be transferred to Dutch Holdings by Euramax in the Permitted French Holdings Share Transfer, the issuance by Dutch Holdings to Euramax of an equivalent value of shares of Stock of Dutch Holdings."

"`FRENCH HOLDINGS SHARE TRANSFER CONDITIONS' means, with respect to the Proposed French Holdings Share Transfer, the following conditions precedent with respect thereto:

(a) All necessary governmental and third party approvals (including, without limitation, under the Senior Subordinated Indenture, if required) in connection therewith and the Dutch Holdings Stock Issuance shall have been obtained and remain in effect, neither the Proposed French Holdings Share Transfer nor the Dutch Holdings Stock Issuance could have a Material Adverse Effect and, after giving effect thereto, there shall exist no Default or Event of Default and the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct in all material respects;

(b) The Agent shall have received each of the following, each dated the date of consummation of the Proposed French Holdings Share Transfer (the `PROPOSED FRENCH HOLDINGS SHARE TRANSFER DATE') and in form and substance satisfactory to the Agent and, except for any instruments referred to below, in sufficient copies for the Issuer and each Lender, together with, unless waived by the Agent, a certified copy of an English translation of each below-referenced document submitted in a language other than English:

(i) A certificate of a Responsible Officer of Euramax, Dutch Holdings and French Holdings certifying (A) the resolutions of its board of directors or its general meeting of shareholders (or other governing body) approving, as applicable, the Proposed French Holdings Share Transfer and the Dutch Holdings Stock Issuance, all documentation therefor and the transactions contemplated thereby, and the Loan Documents and other documents and certificates required to be delivered by such Loan Party pursuant hereto and the transactions contemplated hereby and thereby; (B) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to the Proposed French Holdings Share Transfer and the Dutch Holdings Stock Issuance and the documentation therefor and the Loan Documents and other documents and certificates required to be delivered by such Loan Party pursuant hereto and the transactions contemplated hereby and thereby; (C) in the case of Dutch Holdings and French Holdings, a copy of its organizational documents as in effect on the Proposed French Holdings Share Transfer Date after giving effect to the Proposed French Holdings Share Transfer and the Dutch Holdings Stock Issuance; (D) the names and true signatures of each of its officers who has been authorized to execute and deliver any Loan Document or other document required pursuant hereto to be executed and delivered by or on behalf of such Loan Party; and (E) a complete and correct copy of each document executed or delivered in connection with the Proposed French Holdings Share Transfer and the Dutch Holdings Stock Issuance, or evidencing the same, including, without limitation, (1) a share transfer form duly executed by Euramax, (2) the share transfer register of French Holdings updated to record the Proposed French Holdings Share Transfer, (3) the shareholders' accounts of French Holdings updated to record the Proposed French Holdings Share Transfer, (4) a notarial deed of issuance relating to the Dutch Holdings Stock Issuance, and (5) the register of Dutch Holdings updated to record the Dutch Holdings Stock Issuance;

(ii) Such amendments, supplements or documents, in form and substance satisfactory to the Agent, duly executed by Dutch Holdings and the Agent, to the Dutch Holdings Nantissement as shall be necessary, in the opinion of the Agent, to give effect to, and provide for, the pledge to the Agent, for the ratable benefit of the Secured Parties, of all shares of Stock of French Holdings to be transferred by Euramax to Dutch Holdings in the Proposed French Holdings Share Transfer (the `TRANSFERRED SHARES') and containing such provisions as shall be necessary or, in the




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

     opinion of the Agent, desirable to create a valid and perfected first priority Lien on such shares as security for the Guarantied Obligations of Dutch Holdings and to continue the Lien in all other Collateral covered by the Dutch Holdings Nantissement as security for the Guarantied Obligations of Dutch Holdings, together with:

(A) Evidence of the completion of all recordings, filings, notices, authorizations and approvals as may be necessary or, in the opinion of the Agent, desirable to continue, perfect or protect the Lien created by each such Loan Document;

(B) A letter of release of the Euramax Nantissement, in form and substance satisfactory to the Agent, executed by the Agent and Euramax, and such filings, documentation, certificates, powers and evidence of the type referred to in Sections 3.1(i)(i)(A) and 3.1(i)(i)(B) necessary or, in the opinion of the Agent, desirable to continue, perfect or protect the Lien created by or the rights of the Agent under the Dutch Holdings Nantissement after giving effect to any amendment, supplement or document entered into pursuant hereto;

(C) A declaration of pledge, duly executed by Dutch Holdings, in form and substance satisfactory to the Agent; and

(D) A confirmation of pledge, duly executed by French Holdings, in form and substance satisfactory to the Agent.

(iii) An amendment or supplement, in form and substance satisfactory to the Agent, duly executed by Euramax and the Agent, to each of the Euramax Deed of Pledge and the Additional Euramax Deed of Pledge, each giving effect to, and providing for, the pledge to the Agent, for the ratable benefit of the Secured Parties, of all shares of Stock of Dutch Holdings issued by Dutch Holdings to Euramax in the Dutch Holdings Stock Issuance and containing such provisions as shall be necessary or, in the opinion of the Agent, desirable to create a valid and perfected first priority Lien on such shares as security for the Guarantied Obligations of Euramax (except that only 65% of all shares of Stock of Dutch Holdings owned by Euramax shall secure the Excluded U.S. Liabilities) and to continue the Lien in all other Collateral covered by the Euramax Deed of Pledge and the Additional Euramax Deed of Pledge, and/or if required by the Agent, an additional deed of pledge, in form and substance satisfactory to the Agent, duly executed by Euramax and the Agent, providing for the pledge to the Agent, for the ratable benefit of the Secured Parties, of such shares of Dutch Holdings as security for the Guarantied Obligations of Euramax (except that only 65% of all shares of Stock of Dutch Holdings owned by Euramax shall secure the Excluded U.S. Liabilities), together with all filings, documentation, certificates, powers and evidence of the type referred to in Sections 3.1(i)(i)(A) and 3.1(i)(i)(C) necessary or, in the opinion of the Agent, desirable to continue, perfect or protect the Lien created by or the rights of the Agent under (A) the Euramax Deed of Pledge and the Additional Euramax Deed of Pledge after giving effect to any amendment or supplement thereto entered into pursuant hereto and/or (B) any additional deed of pledges entered into pursuant hereto;

(iv) Favorable opinions of counsel to the Loan Parties, each in form and substance satisfactory to the Agent and as to such matters as any Lender or the Issuer, through the Agent, may reasonably request; and

 (v) Such additional documents, information (including financial information) and materials as any Lender or the Issuer, through the Agent, may reasonably request."

"`PERMITTED FRENCH HOLDINGS SHARE TRANSFER' means the Proposed French Holdings Share Transfer




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

provided that the French Holdings Share Transfer Conditions shall have been satisfied."

"`PROPOSED FRENCH HOLDINGS SHARE TRANSFER' means the contribution and transfer by Euramax to Dutch Holdings of 99,907 shares of Stock of French Holdings owned by Euramax, which shares constitute all shares of Stock of French Holdings owned, beneficially or of record, by Euramax, in consideration for the Dutch Holdings Stock Issuance."
"`Y2K COMPLIANCE' means the ability of acomputer program to (i) record, store, process, calculate, present and, where appropriate, insert time and accurate dates and calculations for calendar dates falling on or after (and, if applicable, spans of time including) January 1, 2000, (ii) record, store, process, calculate and present any information and/or data dependent on or relating to such dates in the same manner, and with the same functionality, data integrity and performance, as the software records, stores, processes, calculates and presents calendar dates on or before December 31, 1999 and in such fashion as to respond to two-digit date input in a way that eliminates all ambiguities as to the century of concern, and treats the year 2000 as a leap-year and correctly and accurately regards and processes data and information with respect thereto, and (iii) lose no functionality with respect to the introduction of records, including but not limited to back-up and archived information and/or data, containing dates falling on or after January 1, 2000 and `Y2K COMPLIANT' has the correlative meaning."

(b)      Section 1.1 thereof is further amended as follows:

(i) The definition therein of "APPLICABLE GOVERNING LAW" is amended by (A) adding to clause (ii) thereof, immediately after the reference therein to "the Additional Euramax Deed of Pledge", the phrase ", any additional deed of pledge entered into by Euramax pursuant to the French Holdings Share Transfer Conditions", and (B) replacing all words in clause (iv) thereof with the words "with respect to (A) the Euramax Nantissement until the consummation of the Permitted French Holdings Share Transfer, and (B) the Dutch Holdings Nantissement, the laws of the Republic of France".

(ii) The definition therein of "EURAMAX NANTISSEMENT" is amended by adding to the end thereof the phrase ", which Euramax Nantissement shall be terminated upon the consummation of the Permitted French Holdings Share Transfer".

(iii)    The definition therein of "FOREIGN COLLATERAL DOCUMENTS" is amended by
     (A) adding thereto, immediately after the reference therein to "the Additional Euramax Deed of Pledge," the phrase "any additional deed of pledge entered into by Euramax pursuant to the French Holdings Share Transfer Conditions"; and (B) adding thereto, immediately after the reference therein to "Euramax Nantissement", but prior to the comma immediately after said reference, the phrase "until the consummation of the Permitted French Holdings Share Transfer".

(iv) The definition therein of "FOREIGN LOAN PARTY" is amended by adding thereto, immediately after the reference therein to "Domestic Loan Party," a reference to "Color Clad,".

(v) The definition therein of "FRENCH HOLDINGS" is amended by adding to the end thereof the proviso "; PROVIDED, HOWEVER, that, upon the consummation of the Permitted French Holdings Share Transfer, `FRENCH HOLDINGS' shall mean Euramax European Holdings, S.A., a company organized under the laws of the Republic of France and a wholly owned, direct Subsidiary of Dutch Holdings".

(vi) The definition therein of "PERMITTED MERGER" is amended by (A) deleting from clause (c)(iv)(B) thereof the phrase "each of the Dutch Holdings Nantissement and the Euramax Nantissement" and substituting therefor the phrase and, "until the consummation of the Permitted French Holdings Share Transfer, each of the Dutch Holdings Nantissement and the Euramax

     Nantissement and, thereafter, the Dutch Holdings Nantissement,"; (B) adding to clause (z) of clause (c)(iv)(B) thereof, immediately prior to the reference therein to "Euramax", the phrase ", until the consummation of the Permitted French Holdings Share Transfer,"; (C) deleting from clause
     (c)(v)(C) thereof the words "Euramax and" and adding to the end of said clause the phrase "and, until the consummation of the Permitted French Holdings Share Transfer, Euramax"; and (D) adding to the parenthetical that immediately precedes clause (x) of clause (c)(v) thereof, immediately after the reference therein to "French Holdings", but prior to the comma immediately thereafter, the words "consummated prior to the consummation of the Permitted French Holdings Share Transfer and Dutch Holdings in the case of a Proposed Merger of French Operating Co. with and into French Holdings consummated simultaneously with or after consummation of the Permitted French Holdings Share Transfer,".

(vii) The definition therein of "PLEDGE AGREEMENTS" is amended by (A) adding thereto, immediately after the reference therein to "the Euramax Nantissement", but prior to the comma immediately after such reference, the phrase "until the consummation of the Permitted French Holdings Share Transfer"; and (B) adding thereto, immediately after the reference therein to "Additional Euramax Deed of Pledge,", the phrase "any additional deed of pledge entered into by Euramax pursuant to the French Holdings Share Transfer Conditions,".

(viii) The definition therein of "RELATED DOCUMENTS" is amended by adding to the end thereof the phrase ", and each purchase agreement, instrument and other document executed with respect to the Atlanta Metal Acquisition or the Color Clad Acquisition".

1.2. AMENDMENT TO SECTION 4.18. Section 4.18(a)(iii) thereof is amended by adding thereto, immediately after the reference in the parenthetical therein to "Costs", the phrase "except to finance, in the case of U.S. Operating Co., the Atlanta Metal Purchase Price and Costs associated therewith" and, in the case of U.K. Operating Co., the Color Clad Purchase Price and Costs associated therewith.

1.3. NEW SECTION 4.23. Article IV thereof is amended by adding to the end thereof a new Section 4.23 to read in full as follows:

"4.23.  Y2K COMPLIANCE.  Except as disclosed on Schedule 4.23, each Loan Party:

(a) has reviewed the areas within its operations and the operations of its Subsidiaries that utilize computers;

(b) has purchased and has arranged to install computer software on all the computer systems utilized by it or any of its Subsidiaries and necessary for the business of such Loan Party and its Subsidiaries taken as a whole, in order to ensure that such computer systems are Y2K Compliant, and will install and test each such computer system on or prior to June 30, 1999;

(c) has identified those of its customers, suppliers and others who are material to its business and that of its Subsidiaries taken as a whole or with whom it electronically transmits or receives data and inquired of them as to whether the computer systems utilized by such customers, suppliers and others and necessary for their operations are Y2K Compliant, and will summarize the results of such inquiries in a written report, to be furnished to the Agent on or before June 30, 1999;

(d) will develop and implement a contingency plan for action to be taken by such Loan Party and its Subsidiaries in the event that any of the computer systems utilized by it in its business and the business of its Subsidiaries or by the customers, suppliers and others identified pursuant to clause (c) above and necessary for their operations is not Y2K Compliant; and

(e) has no reason to believe and does not believe that it will be unable to install the computer software or test the computer systems or implement any contingency plan referred to in clause (d) above except for any inability that will not have a Material Adverse Effect."

1.4. NEW SECTION 6.20. A new Section 6.20 is added to the end of Article VI thereof to read in full as follows:

"6.20. ONGOING Y2K REPORTS. Each Loan Party will certify to the Agent each quarter that the representation and warranty contained in Section 4.23 remains true and correct and, if exceptions were set forth on Schedule 4.23, the progress made during the preceding quarter with respect to the elimination thereof on or prior to June 30, 1999."

1.5. AMENDMENT TO SECTION 7.4. Section 7.4 thereof is amended by adding thereto, immediately after the reference therein to , "French Holdings" in subsection (a)(iv)(J) thereof, the words "until the consummation of the Permitted French Holdings Share Transfer,".

1.6. AMENDMENT TO SECTION 7.5. Section 7.5(b) thereof is amended by (a) adding to the end of clause (i)(D) thereof the phrase "or by Euramax of 99,907 shares of Stock of French Holdings to Dutch Holdings in the Permitted French Holdings Transfer," and (b) adding to the end of clause
     (ii) thereof the phrase "or clause (D) above".

1.7. AMENDMENT TO SECTION 7.6. Section 7.6 thereof is amended by (a) adding to the end of subsection (a) thereof the clause "or (iv) the Permitted French Holdings Share Transfer and the Dutch Holdings Stock Issuance in connection therewith"; (b) changing subsection (j) thereof to be subsection
     (k); and (c) adding, immediately after subsection (i) thereof, the following new subsection (j):

"(j) Investments consisting of (i) subject to the satisfaction of the Color Clad Acquisition Conditions, the Stock of Color Clad by Coated Products U.K. in the Color Clad Acquisition, and (ii) subject to the satisfaction of the Atlanta Metal Acquisition Conditions, the purchase of the Stock of Atlanta Metal by U.S. Operating Co. in the Atlanta Metal Acquisition; and".

1.8. AMENDMENT TO SECTION 7.7. Section 7.7(b) thereof is amended by (a) adding thereto, immediately after the reference therein to "the French Note Conversion," the phrase "the Permitted French Holdings Share Transfer", and
     (b) adding thereto, immediately after the reference therein to "a Permitted Share Transfer", the phrase ", or any other change in its capital structure specifically permitted by Section 7.6".

1.9. AMENDMENTS TO SECTION 7.10. Section 7.10 thereof is amended by adding to the end of each of clause (ii) and clause (iii) thereof the phrase "or in the Permitted French Holdings Share Transfer".

1.10. AMENDMENT TO SECTION 7.13. Clause (a) of Section 7.13 thereof is amended by adding thereto, immediately prior to the reference therein to "French Holdings", the phrase ", until the Permitted French Holdings Share Transfer,".

1.11. AMENDMENT TO SECTION 8.1(L). Clause (ix) of Section 8.1(l) thereof is amended by (a) deleting the words "Euramax and" therefrom and (b) adding thereto, immediately after the reference therein to "Dutch Holdings", the phrase "and, until the consummation of the Permitted French

     Holdings Share Transfer, Euramax".

     SECTION 2. WAIVERS AND CERTAIN AGREEMENTS. (a) Subject to the satisfaction of the conditions precedent set forth in Section 3, the Lenders, the Swing Loan Lender and the Agent (i) hereby permanently waive, effective as of the date hereof, the 1998 Excess Cash Payment, provided that, on or prior to May 12, 1999, Dutch Company shall have made a prepayment of the U.S. Dollar Term B Loans and Dutch Company Term Loans in the equivalent in the relevant currency of approximately $9,300,000, which prepayment shall be applied to reduce ratably the remaining installments of said Term Loans notwithstanding the provisions of
Section 2.7(c) of the Credit Agreement; and (ii) hereby agree that, if the Atlanta Loans are made, then, solely for purposes of determining (A) the aggregate principal amount of Atlanta Metal Loans available to be borrowed by U.S. Operating Co. pursuant to Section 2.1(b) of the Credit Agreement, (B) the aggregate principal amount of General Purpose Revolving Credit Loans available to be borrowed by U.S. Operating Co. pursuant to said Section 2.1(b) during the period commencing on the date hereof and ending on the sixth-month anniversary date hereof (the "Waiver Period"), and (C) whether any principal amount of Revolving Credit Loans shall be required to be prepaid pursuant to clause (d)(i) or (d)(vi) of Section 2.7 of the Credit Agreement at any time during the Waiver Period, the calculation of the "Available U.S. Credit", the "Maximum Amount of Revolver Liabilities of U.S. Operating Co.", and the "Swing Loan Lender Excess Amount" shall be made as if the term "U.S. Borrowing Base" was the term "Borrowing Base".

(b) Each party hereto hereby agrees that, from and after the execution by Atlanta Metal of the supplement to the Domestic Subsidiary Guaranty and the supplement to the Credit Agreement referred to in the definition of "Atlanta Metal Acquisition" in Section 1 hereof, Atlanta Metal shall for all purposes be a Loan Party under and a party to the Credit Agreement and a Guarantor under and a party to the Domestic Subsidiary Guaranty, respectively.

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date on which the Agent shall have executed a counterpart hereof and shall have received counterparts hereof executed by the Lenders, the Swing Loan Lender and each Loan Party.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties represents and warrants as to itself and each of its Subsidiaries as follows:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents).

(b) All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect.

(c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

(d) There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby.

(e) None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will have or could have a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not and could not adversely affect the Liens of any Collateral Document.


(f) No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby.

(g) Each of the representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, and no Default or Event of Default has occurred or is continuing or would result from the consummation of any transaction contemplated hereby.

     SECTION 5. COSTS AND EXPENSES. The Loan Parties jointly and severally agree to pay (a) all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto, and (b) all costs and expenses otherwise required to be paid under Section 10.4 of the Credit Agreement.

     SECTION 6. MISCELLANEOUS.

 (a) Upon the effectiveness of this Amendment each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended or waived hereby.

(b) Except as specifically amended or waived hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders, the Issuer, the Swing Loan Lender or the Agent under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(e) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


(f)      EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
     WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUER, ANY LENDER OR ANY LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AMENDMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.
                                         EURAMAX INTERNATIONAL PLC


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX EUROPEAN HOLDINGS PLC


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX EUROPEAN HOLDINGS, B.V.


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX EUROPE LIMITED


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX NETHERLANDS B.V.


                                         By:
                                            ------------------------------------
                                         Title:



                                         EURAMAX HOLDINGS LIMITED


                                         By:
                                            ------------------------------------
                                         Title:

                                         EURAMAX EUROPE B.V.


                                         By:
                                            ------------------------------------
                                         Title:


                                         ELLBEE LIMITED


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX COATED PRODUCTS LIMITED


                                         By:
                                            ------------------------------------
                                         Title:


                                         EURAMAX COATED PRODUCTS B.V.


                                         By:
                                            ------------------------------------
                                         Title:


                                         AMERIMAX HOLDINGS, INC.
                                         AMERIMAX FABRICATED PRODUCTS, INC.
                                         AMERIMAX BUILDING PRODUCTS, INC.
                                         AMERIMAX COATED PRODUCTS, INC.
                                         AMERIMAX RICHMOND COMPANY
                                         AMERIMAX HOME PRODUCTS, INC.
                                         AMERIMAX LAMINATED PRODUCTS, INC.


                                         By:
                                            ------------------------------------
                                         Title:


                                         FABRAL HOLDINGS, INC.
                                          (formerly, Gentek Holdings, Inc.)
                                         FABRAL, INC.
                                          (formerly, Gentek Building Products,
                                           Inc.)


                                         By:
                                            ------------------------------------
                                         Title:

                                         PARIBAS (formerly, Banque Paribas), as
                                          Agent, as a Lender, as the Issuer and
                                          as Swing Loan Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         By:
                                            ------------------------------------
                                         Title:


                                         BANKBOSTON, N.A., as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         SUNTRUST BANK, ATLANTA, as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         BANK AUSTRIA CREDITANSTALT CORPORATE
                                          FINANCE, INC., as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         By:
                                            ------------------------------------
                                         Title:

                                         FLEET NATIONAL BANK, as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         LASALLE NATIONAL BANK, as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         WACHOVIA BANK, N.A., as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                             as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         PPM AMERICA, INC., as attorney in fact,
                                          on behalf of Jackson National Life
                                          Insurance Company, as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         DE NATIONALE INVESTERINGS BANK
                                          N.V., as a Lender


                                         By:
                                            ------------------------------------
                                         Title:


                                         By:
                                            ------------------------------------
                                         Title:


                                         PARIBAS CAPITAL FUNDING LLC,
                                          as a Lender


                                         By:
                                            ------------------------------------

                                         Title:


                                         MERRILL LYNCH SENIOR FLOATING
                                          RATE FUND, INC., as a Lender


                                         By:
                                            ------------------------------------
                                         Title:



                                         DEBT STRATEGIES FUND, INC.,
                                          as a Lender


                                         By:
                                            ------------------------------------
                                         Title: